                             INSTITUTIONAL CLASS OF

                       AIM LIMITED MATURITY TREASURY FUND

                        Supplement dated October 1, 1999
                    to the Prospectus dated November 18, 1998

The following section replaces in its entirety the eighth full paragraph appearing under the heading "INVESTMENT PROGRAM-INVESTMENT POLICIES" on page 7 of the Prospectus:

         "Investments in Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund. With respect to the Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds. "

The following new section is added immediately after the section entitled "INVESTMENT PROGRAM-INVESTMENT POLICIES -- Investment in Other Investment Companies" on page 7 of the Prospectus:

         "Temporary Defensive Investments. In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the Fund may not achieve its investment objective. "

The following replaces in its entirety the information appearing under the heading "MANAGEMENT OF THE TRUST-PORTFOLIO MANAGEMENT" on page 12 of the
Prospectus:

             "AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Laurie F. Brignac, Karen Dunn Kelley and Scot W. Johnson.
    Ms. Brignac is Assistant Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1999. She has been associated with AIM since 1992 and has been an investment professional since 1990. Ms. Kelley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Mr. Johnson is Vice President of AIM Capital, and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. "